                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned Director of Northrim BanCorp, Inc. (the "Company") hereby appoints each of R. Marc Langland and Joseph M. Schierhorn his/her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Company's 2002 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), hereby granting to each such attorney power of substitution and revocation, and hereby ratifying all that any such attorney or his/her substitute may do by virtue hereby.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 5th day of March, 2003.

/s/ Larry S. Cash                                    /s/ Marc Langland
-----------------------------                        ---------------------------
Larry S. Cash                                        R. Marc Langland
Director                                             Director

/s/ Mark G. Copeland                                 /s/ Richard L. Lowell
-----------------------------                        ---------------------------
Mark G. Copeland                                     Richard L. Lowell
Director                                             Director

/s/ Frank A. Danner                                  /s/ Irene Sparks Rowan
-----------------------------                        ---------------------------
Frank A. Danner                                      Irene Sparks Rowan
Director                                             Director

/s/ Ronald A. Davis                                  /s/ John C. Swalling
-----------------------------                        ---------------------------
Ronald A. Davis                                      John C. Swalling
Director                                             Director

/s/ Anthony Drabek                                   /s/ Joseph E. Usibelli
-----------------------------                        ---------------------------
Anthony Drabek                                       Joseph E. Usibelli
Director                                             Director

/s/ Christopher N. Knudson
-----------------------------
Christopher N. Knudson
Director